UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: February 29

Date of reporting period: February 29, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2024

WESTERN ASSET

SMASh SERIES C FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series C Fund for the twelve-month reporting period ended February 29, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective March 1, 2024, John Bellows joined the Fund’s portfolio management team and S. Kenneth Leech no longer serves as a member of the Fund’s portfolio management team. For more information, please see the Fund’s prospectus supplement dated March 1, 2024.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 28, 2024

II	Western Asset SMASh Series C Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund invests in a portfolio of debt obligations of various maturities. Under normal market conditions, the Fund expects to invest primarily in corporate obligations and in derivatives and other instruments relating to such investments. The Fund currently limits its investments to U.S. dollar denominated investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) debt obligations. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durations and may adjust the average maturity or duration of the Fund’s investments from time to time.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, and futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the reporting period?

A. The U.S. fixed income market experienced periods of elevated volatility and posted a positive return during the twelve-month reporting period ended February 29, 2024. The market was impacted by several factors, including initial fears of an economic recession, persistent inflation, and shifting expectations for Federal Reserve Board (the “Fed”) monetary policy. There was also brief turmoil in the regional banking industry and a host of

Western Asset SMASh Series C Fund 2024 Annual Report	1

Fund overview (cont’d)

geopolitical issues that impacted investor sentiment. The market ended the year on a positive note, as the Fed indicated it would likely pivot from raising rates to cutting rates in 2024. However, the Fed appears to be taking a measured approach, which has pushed back expectations in terms of the timing for rate cuts in 2024. Meanwhile, there are signs that the central bank may orchestrate a “soft landing” for the economy.

Short-term U.S. Treasury yields declined as inflation moderated and the Fed indicated the likely end of its rate hike cycle. The yield for the two-year Treasury note began the reporting period at 4.81% and ended the period at 4.64%. The low of 3.75% was on May 4, 2023, and the peak of 5.19% occurred on October 17 and 18, 2023. The yield for the ten-year Treasury note began the reporting period at 3.92% and ended the period at 4.25%. The low of 3.30% was on April 5 and 6, 2023, and the peak of 4.98% occurred on October 19, 2023.

All told, the Bloomberg U.S. Aggregate Indexi returned 3.33% for the twelve months ended February 29, 2024. Comparatively, the Bloomberg U.S. Credit Indexii returned 5.70% over the same period.

Q. How did you respond to these changing market conditions?

A. There were several adjustments to the Fund’s portfolio during the reporting period, including increasing its duration. We pared the Fund’s high yield corporate bond allocation, largely in the energy sector and consumer cyclical1 industries, and fully deployed our cash balance into investment grade corporate bonds and high-quality collateralized loan obligations. Within the investment grade additions were allocations to financials, energy, and consumer cyclicals, and outflows from consumer non-cyclicals2.

U.S. Treasury futures, which were used to manage duration and yield curve exposure, contributed to performance during the reporting period. Additionally, credit default swaps on investment grade indices, which were used to manage the Fund’s investment grade corporate bond exposure, also contributed to results.

Performance review

For the twelve months ended February 29, 2024, Western Asset SMASh Series C Fund returned 9.07%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned 5.70% for the same period.

Performance Snapshot as of February 29, 2024 (unaudited)
	6 months	12 months
Western Asset SMASh Series C Fund	5.14%	9.07%
Bloomberg U.S. Credit Index	3.63%	5.70%

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.
[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

2	Western Asset SMASh Series C Fund 2024 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) are reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 29, 2023, the gross total annual fund operating expense ratio for the Fund was 0.02%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2025, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadvisers for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its overweight to the energy and communication services sectors. Issue selection within financials, communication services, and capital goods was also additive for returns. Having a lower quality bias was also rewarded, as these securities outperformed their higher quality counterparts.

Western Asset SMASh Series C Fund 2024 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its underweights to consumer non-cyclicals and information technology. Security selection within the insurance industry was also a headwind for returns. Lastly, tactical duration positioning was a net detractor from performance.

Thank you for your investment in the Western Asset SMASh Series C Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 14, 2024

RISKS: Investments in fixed income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2024 were: financials (25.5%), energy (12.3%), communication services (9.1%), health care (8.9%) and asset-backed securities (8.0%). The Fund’s portfolio composition is subject to change at any time.

4	Western Asset SMASh Series C Fund 2024 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

Western Asset SMASh Series C Fund 2024 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 29, 2024 and February 28, 2023 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series C Fund 2024 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2023 and held for the six months ended February 29, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.14%	$1,000.00	$1,051.40	0.00%	$0.00	5.00%	$1,000.00	$1,024.86	0.00%	$0.00

[1]	For the six months ended February 29, 2024.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset SMASh Series C Fund 2024 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/29/24	9.07%
Five Years Ended 2/29/24	4.33
Ten Years Ended 2/29/24	4.32

Cumulative total returns[1]
2/28/14 through 2/29/24	52.60%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series C Fund 2024 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series C Fund vs. Bloomberg U.S. Credit Index† — February 2014 - February 2024

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series C Fund on February 28, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series C Fund 2024 Annual Report	9

Schedule of investments

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 81.0%
Communication Services — 9.1%
Diversified Telecommunication Services — 4.3%
AT&T Inc., Senior Notes	3.800%	2/15/27	$500,000	$482,394
AT&T Inc., Senior Notes	2.300%	6/1/27	1,680,000	1,538,866
AT&T Inc., Senior Notes	1.650%	2/1/28	3,220,000	2,834,542
AT&T Inc., Senior Notes	2.250%	2/1/32	1,550,000	1,243,609
AT&T Inc., Senior Notes	2.550%	12/1/33	420,000	331,406
AT&T Inc., Senior Notes	5.350%	9/1/40	480,000	463,247
AT&T Inc., Senior Notes	5.550%	8/15/41	450,000	442,366
AT&T Inc., Senior Notes	4.350%	6/15/45	352,000	294,675
AT&T Inc., Senior Notes	3.500%	9/15/53	620,000	426,593
AT&T Inc., Senior Notes	3.800%	12/1/57	27,290,000	19,225,968
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	1,150,000	1,035,133
Verizon Communications Inc., Senior Notes	4.125%	3/16/27	370,000	359,868
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	150,000	141,247
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	360,000	320,702
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	518,000	502,993
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	380,000	339,992
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	780,000	625,776
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	1,370,000	1,155,110
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	3,294,000	2,671,892
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	3,160,000	2,983,230
Verizon Communications Inc., Senior Notes	4.400%	11/1/34	2,950,000	2,745,014
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	1,320,000	1,318,782
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	1,830,000	1,262,493
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	210,000	160,992
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	100,000	80,399
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	540,000	344,343
Verizon Communications Inc., Senior Notes	3.550%	3/22/51	5,400,000	3,924,526
Verizon Communications Inc., Senior Notes	3.875%	3/1/52	3,000,000	2,319,412
Total Diversified Telecommunication Services				49,575,570
Entertainment — 0.3%
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	320,000	302,886
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	410,000	379,933
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	1,830,000	1,615,200
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	130,000	109,405
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	1,830,000	1,488,367
Total Entertainment				3,895,791

See Notes to Financial Statements.

10	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — 3.1%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	$600,000	$591,858
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	700,000	656,395
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	2,000,000	1,914,341
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	540,000	472,377
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	120,000	116,244
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	4,580,000	3,949,359
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	290,000	189,847
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	400,000	365,742
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	910,000	719,261
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	2,910,000	2,212,102
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	2,670,000	1,933,751
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.250%	4/1/53	5,035,000	3,912,966
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	500,000	387,207
Comcast Corp., Senior Notes	4.150%	10/15/28	1,220,000	1,183,998
Comcast Corp., Senior Notes	3.400%	4/1/30	280,000	256,332

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	11

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	4.250%	10/15/30	$5,280,000	$5,052,857
Comcast Corp., Senior Notes	3.750%	4/1/40	330,000	270,254
Comcast Corp., Senior Notes	4.000%	8/15/47	140,000	112,284
Comcast Corp., Senior Notes	3.969%	11/1/47	1,480,000	1,173,293
Comcast Corp., Senior Notes	3.450%	2/1/50	1,010,000	725,822
Comcast Corp., Senior Notes	2.800%	1/15/51	1,580,000	988,706
Comcast Corp., Senior Notes	2.887%	11/1/51	2,000,000	1,267,334
Comcast Corp., Senior Notes	2.937%	11/1/56	2,634,000	1,622,185
Fox Corp., Senior Notes	5.576%	1/25/49	2,120,000	1,940,942
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	270,000	254,486
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,720,000	1,715,970
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	140,000	132,186
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	1,310,000	1,130,675
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	41,252
Total Media				35,290,026
Wireless Telecommunication Services — 1.4%
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	100,000	95,888
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	540,000	455,497
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	11,970,000	10,693,146
T-Mobile USA Inc., Senior Notes	2.250%	11/15/31	2,820,000	2,289,163
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	270,000	236,827
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	1,720,000	1,243,077
T-Mobile USA Inc., Senior Notes	3.300%	2/15/51	780,000	536,747
Total Wireless Telecommunication Services				15,550,345
Total Communication Services				104,311,732
Consumer Discretionary — 4.7%
Automobiles — 0.6%
General Motors Co., Senior Notes	6.600%	4/1/36	350,000	368,492
General Motors Co., Senior Notes	5.150%	4/1/38	220,000	203,968
General Motors Co., Senior Notes	6.250%	10/2/43	1,000,000	1,005,290
General Motors Co., Senior Notes	5.200%	4/1/45	1,000,000	883,516
General Motors Financial Co. Inc., Senior Notes	4.350%	1/17/27	260,000	253,142
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	2,190,000	2,107,132	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	2,000,000	1,900,348	(a)
Total Automobiles				6,721,888
Broadline Retail — 2.3%
Amazon.com Inc., Senior Notes	3.450%	4/13/29	3,020,000	2,863,231
Amazon.com Inc., Senior Notes	1.500%	6/3/30	1,560,000	1,290,654

See Notes to Financial Statements.

12	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Broadline Retail — continued
Amazon.com Inc., Senior Notes	2.100%	5/12/31	$11,180,000	$9,396,789
Amazon.com Inc., Senior Notes	3.600%	4/13/32	8,260,000	7,620,811
Amazon.com Inc., Senior Notes	3.875%	8/22/37	510,000	454,993
Amazon.com Inc., Senior Notes	4.050%	8/22/47	500,000	428,949
Amazon.com Inc., Senior Notes	3.100%	5/12/51	4,880,000	3,449,322
Amazon.com Inc., Senior Notes	4.250%	8/22/57	120,000	103,433
Amazon.com Inc., Senior Notes	2.700%	6/3/60	1,580,000	975,271
Total Broadline Retail				26,583,453
Hotels, Restaurants & Leisure — 1.3%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	2,000,000	1,976,450
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	4,920,000	4,708,194
McDonald’s Corp., Senior Notes	3.625%	9/1/49	5,570,000	4,175,982
Sands China Ltd., Senior Notes	5.125%	8/8/25	1,320,000	1,301,896
Sands China Ltd., Senior Notes	2.550%	3/8/27	950,000	856,319
Sands China Ltd., Senior Notes	5.400%	8/8/28	1,000,000	976,410
Sands China Ltd., Senior Notes	3.100%	3/8/29	570,000	492,358
Total Hotels, Restaurants & Leisure				14,487,609
Specialty Retail — 0.5%
Home Depot Inc., Senior Notes	3.300%	4/15/40	1,050,000	823,331
Home Depot Inc., Senior Notes	4.950%	9/15/52	3,520,000	3,345,953
Lowe’s Cos. Inc., Senior Notes	1.700%	9/15/28	820,000	712,880
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	1,200,000	1,166,744
Total Specialty Retail				6,048,908
Total Consumer Discretionary				53,841,858
Consumer Staples — 2.5%
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	488,000	475,751
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	1,450,000	1,406,809
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	620,000	615,224
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	270,000	249,878
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	410,000	367,407
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,153,000	1,036,935
Coca-Cola Co., Senior Notes	2.500%	6/1/40	130,000	92,957

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	13

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Beverages — continued
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	$350,000	$348,601
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	490,000	479,442
Total Beverages				5,073,004
Consumer Staples Distribution & Retail — 0.1%
Costco Wholesale Corp., Senior Notes	1.750%	4/20/32	1,250,000	1,000,205
Food Products — 0.2%
Mars Inc., Senior Notes	3.200%	4/1/30	2,000,000	1,814,876	(a)
Personal Care Products — 0.1%
Haleon US Capital LLC, Senior Notes	3.375%	3/24/27	660,000	627,205
Haleon US Capital LLC, Senior Notes	3.375%	3/24/29	450,000	416,099
Haleon US Capital LLC, Senior Notes	3.625%	3/24/32	710,000	636,305
Total Personal Care Products				1,679,609
Tobacco — 1.7%
Altria Group Inc., Senior Notes	4.400%	2/14/26	125,000	123,107
Altria Group Inc., Senior Notes	4.800%	2/14/29	44,000	43,228
Altria Group Inc., Senior Notes	2.450%	2/4/32	840,000	673,103
Altria Group Inc., Senior Notes	3.400%	2/4/41	1,050,000	755,797
Altria Group Inc., Senior Notes	3.700%	2/4/51	9,400,000	6,407,735
BAT Capital Corp., Senior Notes	3.557%	8/15/27	2,945,000	2,785,382
BAT Capital Corp., Senior Notes	7.750%	10/19/32	4,140,000	4,629,848
Reynolds American Inc., Senior Notes	5.850%	8/15/45	4,150,000	3,773,498
Total Tobacco				19,191,698
Total Consumer Staples				28,759,392
Energy — 12.3%
Oil, Gas & Consumable Fuels — 12.3%
Apache Corp., Senior Notes	4.250%	1/15/30	200,000	183,866
Apache Corp., Senior Notes	5.100%	9/1/40	2,000,000	1,675,380
BP Capital Markets America Inc., Senior Notes	3.001%	3/17/52	7,600,000	5,049,157
BP Capital Markets PLC, Senior Notes	3.723%	11/28/28	500,000	475,127
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	3,470,000	2,991,059	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	2,446,000	2,024,654	(a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	120,000	134,980
Continental Resources Inc., Senior Notes	2.268%	11/15/26	340,000	312,177	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,680,000	1,615,928
Continental Resources Inc., Senior Notes	5.750%	1/15/31	320,000	313,884	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	1,740,000	1,674,155
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	2,570,000	2,477,697
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,450,000	1,458,846
Devon Energy Corp., Senior Notes	4.500%	1/15/30	350,000	334,285

See Notes to Financial Statements.

14	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.600%	7/15/41	$2,380,000	$2,241,971
Devon Energy Corp., Senior Notes	4.750%	5/15/42	750,000	635,331
Devon Energy Corp., Senior Notes	5.000%	6/15/45	780,000	675,813
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	5,240,000	4,813,762
Diamondback Energy Inc., Senior Notes	3.125%	3/24/31	900,000	789,496
Ecopetrol SA, Senior Notes	5.875%	11/2/51	10,350,000	7,332,921
Energy Transfer LP, Senior Notes	2.900%	5/15/25	2,920,000	2,828,346
Energy Transfer LP, Senior Notes	4.950%	6/15/28	190,000	187,262
Energy Transfer LP, Senior Notes	5.250%	4/15/29	550,000	548,209
Energy Transfer LP, Senior Notes	3.750%	5/15/30	3,040,000	2,774,207
Energy Transfer LP, Senior Notes	5.300%	4/1/44	40,000	36,293
Energy Transfer LP, Senior Notes	5.400%	10/1/47	640,000	581,071
Energy Transfer LP, Senior Notes	6.250%	4/15/49	2,830,000	2,860,177
Energy Transfer LP, Senior Notes	5.000%	5/15/50	750,000	647,137
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	1,710,000	1,651,284
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	450,000	411,923
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	3,420,000	3,038,373
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	320,000	290,135
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	110,000	90,910
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	210,000	158,147
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	2,380,000	1,813,227
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	2,450,000	2,270,945	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	2,190,000	2,157,468
EOG Resources Inc., Senior Notes	4.375%	4/15/30	2,130,000	2,068,472
EOG Resources Inc., Senior Notes	4.950%	4/15/50	5,580,000	5,205,135
EQT Corp., Senior Notes	7.000%	2/1/30	5,000,000	5,298,820
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	1,990,000	1,859,114
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	2,060,000	1,747,095
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	2,720,000	2,361,441
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	12,290,000	10,471,301	(a)
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	1,280,000	1,242,214

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	15

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	$200,000	$188,003
MPLX LP, Senior Notes	4.125%	3/1/27	550,000	533,522
MPLX LP, Senior Notes	4.800%	2/15/29	200,000	196,039
MPLX LP, Senior Notes	5.200%	3/1/47	290,000	260,514
MPLX LP, Senior Notes	5.200%	12/1/47	420,000	376,267
MPLX LP, Senior Notes	5.500%	2/15/49	360,000	337,477
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	2,640,000	2,645,260
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,500,000	1,438,695
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	200,000	188,134
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	2,300,000	2,151,029
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	600,000	662,981
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	200,000	225,212
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	200,000	210,727
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	950,000	759,785
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	3,360,000	2,474,959
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	450,000	345,629
Pertamina Persero PT, Senior Notes	5.625%	5/20/43	4,500,000	4,279,363	(a)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,000,000	3,001,715
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	3,000,000	2,804,475
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	2,280,000	1,791,272	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	1,100,000	689,517
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	1,307,000	831,746
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	520,000	482,922
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	660,000	550,080
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	1,540,000	1,289,117
Shell International Finance BV, Senior Notes	4.550%	8/12/43	1,000,000	908,496
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,500,000	1,311,186
Shell International Finance BV, Senior Notes	3.250%	4/6/50	1,000,000	712,363
Targa Resources Corp., Senior Notes	6.250%	7/1/52	290,000	294,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	1,800,000	1,707,068
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	2,630,000	2,286,602	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	4,360,000	4,531,559
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	530,000	477,038
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	2,650,000	2,062,476

See Notes to Financial Statements.

16	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	3.100%	2/1/25	$1,380,000	$1,345,372
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	300,000	287,026
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	2,680,000	2,480,044
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	400,000	354,126
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	1,870,000	1,790,378
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	280,000	334,302
Williams Cos. Inc., Senior Notes	5.100%	9/15/45	1,470,000	1,342,375
Total Energy				140,748,246
Financials — 25.5%
Banks — 16.5%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	1,850,000	1,817,716	(a)
ABN AMRO Bank NV, Subordinated Notes	4.800%	4/18/26	3,000,000	2,930,369	(a)
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	800,000	766,251	(b)
Bank of America Corp., Senior Notes	5.000%	1/21/44	2,910,000	2,786,602
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	4,040,000	3,825,308	(b)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	13,500,000	11,068,466	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	600,000	512,963	(b)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	3,550,000	2,982,685	(b)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. Term SOFR + 1.302%)	3.419%	12/20/28	599,000	559,840	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. Term SOFR + 1.632%)	3.593%	7/21/28	500,000	474,157	(b)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	6,480,000	6,301,247	(b)
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	1,010,000	994,161
Bank of Montreal, Senior Notes	1.850%	5/1/25	990,000	951,632
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	100,000	92,107	(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	17

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	$4,450,000	$3,983,358	(b)
Barclays PLC, Senior Notes (4.972% to 5/16/28 then 3 mo. USD LIBOR + 1.902%)	4.972%	5/16/29	590,000	573,896	(b)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	5,270,000	4,994,867	(b)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	670,000	646,472	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	1,080,000	1,034,224	(a)(b)
BNP Paribas SA, Senior Notes (3.052% to 1/13/30 then SOFR + 1.507%)	3.052%	1/13/31	5,000,000	4,362,914	(a)(b)
BNP Paribas SA, Subordinated Notes	4.375%	5/12/26	6,490,000	6,300,844	(a)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	6,200,000	6,018,595	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,500,000	2,488,850	(a)
BPCE SA, Subordinated Notes	4.875%	4/1/26	3,000,000	2,934,570	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,190,000	2,782,379
Citigroup Inc., Senior Notes	4.650%	7/23/48	980,000	872,736
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	1,460,000	1,234,966	(b)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	260,000	230,146	(b)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	14,500,000	13,888,217	(b)
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	3,300,000	3,251,953
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	460,000	459,252
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,990,000	2,897,315
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	363,000	346,979
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	670,000	590,158
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	2,280,000	2,236,791
Cooperatieve Rabobank UA, Senior Notes	3.750%	7/21/26	3,060,000	2,933,865
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	2,110,000	1,873,968	(a)(b)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	3,000,000	2,859,332	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	2,000,000	1,954,909	(a)(b)

See Notes to Financial Statements.

18	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Danske Bank A/S, Senior Notes (3.773% to 3/28/24 then 1 year Treasury Constant Maturity Rate + 1.450%)	3.773%	3/28/25	$1,860,000	$1,856,441	(a)(b)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	2,880,000	2,774,577	(a)(b)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,810,000	1,774,373
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	2,390,000	2,316,283
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. Term SOFR + 1.796%)	4.583%	6/19/29	200,000	192,480	(b)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	870,000	869,510
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	730,000	714,550
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	3,720,000	3,420,554	(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,830,000	2,812,302	(a)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	170,000	163,600	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	2,850,000	2,439,416	(b)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	1,280,000	879,339	(b)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. Term SOFR + 1.482%)	3.897%	1/23/49	380,000	303,657	(b)
JPMorgan Chase & Co., Senior Notes (4.032% to 7/24/47 then 3 mo. Term SOFR + 1.722%)	4.032%	7/24/48	2,500,000	2,033,763	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. Term SOFR + 1.522%)	4.203%	7/23/29	570,000	547,493	(b)
JPMorgan Chase & Co., Senior Notes (4.912% to 7/25/32 then SOFR + 2.080%)	4.912%	7/25/33	22,705,000	22,032,861	(b)
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,330,000	1,303,519
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	850,000	798,558
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then 3 mo. Term SOFR + 2.515%)	2.956%	5/13/31	600,000	521,306	(b)
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	2,420,000	2,337,027
Lloyds Banking Group PLC, Subordinated Notes	4.582%	12/10/25	467,000	457,794
NatWest Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	4,000,000	3,909,420	(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	19

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
PNC Financial Services Group Inc., Senior Notes (5.582% to 6/12/28 then SOFR + 1.841%)	5.582%	6/12/29	$1,090,000	$1,096,417	(b)
PNC Financial Services Group Inc., Senior Notes (5.812% to 6/12/25 then SOFR + 1.322%)	5.812%	6/12/26	350,000	350,624	(b)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	919,000	732,452	(a)
US Bancorp, Senior Notes (5.775% to 6/12/28 then SOFR + 2.020%)	5.775%	6/12/29	770,000	778,323	(b)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	270,000	272,784	(b)
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	10,000	9,598	(b)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	130,000	111,624	(b)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	13,687,000	11,941,174	(b)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	3,860,000	3,846,477	(b)
Wells Fargo & Co., Senior Notes (5.574% to 7/25/28 then SOFR + 1.740%)	5.574%	7/25/29	1,020,000	1,027,117	(b)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	389,660
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	590,000	564,534
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,590,000	1,374,032
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	3,780,000	3,353,218
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	990,000	816,048
Total Banks				188,937,965
Capital Markets — 5.8%
Credit Suisse AG, Senior Notes	3.625%	9/9/24	550,000	544,598
Credit Suisse AG, Senior Notes	3.700%	2/21/25	1,380,000	1,353,754
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	340,000	340,000
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	1,740,000	1,591,015
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	1,980,000	1,404,474	(b)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	420,000	312,789	(b)
Goldman Sachs Group Inc., Senior Notes (3.436% to 2/24/42 then SOFR + 1.632%)	3.436%	2/24/43	5,980,000	4,551,878	(b)

See Notes to Financial Statements.

20	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. Term SOFR + 1.563%)	4.223%	5/1/29	$1,000,000	$959,214	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,010,000	992,435
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,540,000	1,674,972
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,010,000	964,510
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	500,000	455,919	(a)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	3,710,000	3,214,860	(b)
Morgan Stanley, Senior Notes (6.342% to 10/18/32 then SOFR + 2.560%)	6.342%	10/18/33	16,200,000	17,175,790	(b)
UBS Group AG, Senior Notes	4.125%	9/24/25	1,440,000	1,408,878	(a)
UBS Group AG, Senior Notes	4.253%	3/23/28	14,060,000	13,462,029	(a)
UBS Group AG, Senior Notes (3.126% to 8/13/29 then 3 mo. USD LIBOR + 1.468%)	3.126%	8/13/30	4,040,000	3,572,696	(a)(b)
UBS Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	12,760,000	11,740,181	(a)(b)
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	730,000	761,645	(a)(b)
Total Capital Markets				66,481,637
Financial Services — 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	1,450,000	1,338,149
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	1,130,000	1,016,298
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	690,000	583,928
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	400,000	381,199	(a)
Mastercard Inc., Senior Notes	3.650%	6/1/49	13,610,000	10,874,333
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	380,000	364,981	(a)
Vanguard Group Inc.	3.050%	8/22/50	8,550,000	5,338,740
Visa Inc., Senior Notes	4.300%	12/14/45	7,985,000	7,143,638
Voya Financial Inc., Senior Notes	5.700%	7/15/43	1,440,000	1,398,195
Total Financial Services				28,439,461
Insurance — 0.7%
Brighthouse Financial Inc., Senior Notes	4.700%	6/22/47	413,000	320,486

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	21

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
MetLife Inc., Senior Notes	4.050%	3/1/45	$500,000	$412,562
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	900,000	818,552	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	7,580,000	6,239,545	(a)
Total Insurance				7,791,145
Mortgage Real Estate Investment Trusts (REITs) — 0.0%††
Blackstone Holdings Finance Co. LLC, Senior Notes	5.000%	6/15/44	500,000	453,162	(a)
Total Financials				292,103,370
Health Care — 8.9%
Biotechnology — 2.6%
AbbVie Inc., Senior Notes	3.800%	3/15/25	150,000	147,717
AbbVie Inc., Senior Notes	3.600%	5/14/25	1,080,000	1,058,696
AbbVie Inc., Senior Notes	2.950%	11/21/26	1,450,000	1,375,275
AbbVie Inc., Senior Notes	3.200%	11/21/29	9,410,000	8,612,712
AbbVie Inc., Senior Notes	4.400%	11/6/42	6,270,000	5,625,782
AbbVie Inc., Senior Notes	4.875%	11/14/48	8,190,000	7,756,715
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	2,210,000	2,146,366
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	400,000	367,706
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,700,000	2,455,928
Total Biotechnology				29,546,897
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	2,660,000	2,609,316
Abbott Laboratories, Senior Notes	4.900%	11/30/46	6,130,000	5,913,519
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	357,000	319,773
Total Health Care Equipment & Supplies				8,842,608
Health Care Providers & Services — 4.4%
Cigna Group, Senior Notes	4.375%	10/15/28	700,000	679,779
Cigna Group, Senior Notes	4.800%	8/15/38	1,680,000	1,559,037
Cigna Group, Senior Notes	3.400%	3/15/50	8,900,000	6,237,620
CVS Health Corp., Senior Notes	4.300%	3/25/28	438,000	425,258
CVS Health Corp., Senior Notes	2.125%	9/15/31	590,000	476,277
CVS Health Corp., Senior Notes	5.125%	7/20/45	4,030,000	3,668,694
CVS Health Corp., Senior Notes	4.250%	4/1/50	5,590,000	4,468,042
Elevance Health Inc., Senior Notes	3.650%	12/1/27	2,990,000	2,859,151
Elevance Health Inc., Senior Notes	4.100%	5/15/32	4,100,000	3,779,389
Humana Inc., Senior Notes	3.950%	3/15/27	2,130,000	2,058,009
Humana Inc., Senior Notes	3.700%	3/23/29	1,350,000	1,263,216

See Notes to Financial Statements.

22	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	2.150%	2/3/32	$2,190,000	$1,737,095
Humana Inc., Senior Notes	4.950%	10/1/44	2,470,000	2,229,790
Humana Inc., Senior Notes	4.800%	3/15/47	2,000,000	1,744,958
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	7,140,000	6,870,818
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	3,240,000	3,054,523
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,140,000	1,049,814
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	130,000	109,512
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	1,020,000	897,394
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	780,000	599,168
UnitedHealth Group Inc., Senior Notes	5.875%	2/15/53	1,530,000	1,637,990
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	4,620,000	3,027,314
Total Health Care Providers & Services				50,432,848
Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	2,767,000	2,580,961
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	2,000,000	1,679,122
Pfizer Inc., Senior Notes	1.700%	5/28/30	150,000	125,011
Pfizer Inc., Senior Notes	2.550%	5/28/40	2,270,000	1,594,075
Pfizer Inc., Senior Notes	4.000%	3/15/49	5,770,000	4,767,179
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000	2,318,490
Total Pharmaceuticals				13,064,838
Total Health Care				101,887,191
Industrials — 6.4%
Aerospace & Defense — 4.8%
Boeing Co., Senior Notes	2.500%	3/1/25	500,000	483,862
Boeing Co., Senior Notes	2.196%	2/4/26	2,150,000	2,018,068
Boeing Co., Senior Notes	3.100%	5/1/26	500,000	476,522
Boeing Co., Senior Notes	2.800%	3/1/27	630,000	585,000
Boeing Co., Senior Notes	3.200%	3/1/29	1,960,000	1,774,458
Boeing Co., Senior Notes	5.150%	5/1/30	1,870,000	1,840,273
Boeing Co., Senior Notes	3.250%	2/1/35	3,150,000	2,534,510
Boeing Co., Senior Notes	5.705%	5/1/40	1,500,000	1,462,533
Boeing Co., Senior Notes	3.750%	2/1/50	860,000	611,202
Boeing Co., Senior Notes	5.805%	5/1/50	16,100,000	15,535,201
General Dynamics Corp., Senior Notes	4.250%	4/1/40	80,000	71,191
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	950,000	890,997
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	2,380,000	2,210,428
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	5,000,000	4,730,175
Lockheed Martin Corp., Senior Notes	4.090%	9/15/52	16,160,000	13,451,057

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	23

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Northrop Grumman Corp., Senior Notes	4.030%	10/15/47	$4,750,000	$3,837,053
RTX Corp., Senior Notes	4.125%	11/16/28	110,000	105,626
RTX Corp., Senior Notes	4.050%	5/4/47	2,430,000	1,948,996
Total Aerospace & Defense				54,567,152
Air Freight & Logistics — 0.6%
DP World Ltd., Senior Notes	5.625%	9/25/48	7,000,000	6,565,384	(a)
Building Products — 0.1%
Carrier Global Corp., Senior Notes	2.722%	2/15/30	760,000	665,887
Carrier Global Corp., Senior Notes	2.700%	2/15/31	110,000	93,954
Carrier Global Corp., Senior Notes	3.577%	4/5/50	60,000	44,313
Total Building Products				804,154
Ground Transportation — 0.5%
Union Pacific Corp., Senior Notes	2.891%	4/6/36	2,110,000	1,703,482
Union Pacific Corp., Senior Notes	3.839%	3/20/60	2,930,000	2,228,875
Union Pacific Corp., Senior Notes	3.750%	2/5/70	1,680,000	1,230,634
Total Ground Transportation				5,162,991
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	2.375%	8/26/29	310,000	269,389
3M Co., Senior Notes	3.050%	4/15/30	540,000	478,797
3M Co., Senior Notes	3.250%	8/26/49	4,650,000	3,218,846
Total Industrial Conglomerates				3,967,032
Machinery — 0.0%††
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	250,000	240,995
Passenger Airlines — 0.1%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,500,000	1,471,245
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	89,250	88,158	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	150,000	146,699	(a)
Total Passenger Airlines				1,706,102
Trading Companies & Distributors — 0.0%††
Air Lease Corp., Senior Notes	3.375%	7/1/25	550,000	534,442
Total Industrials				73,548,252
Information Technology — 2.9%
Semiconductors & Semiconductor Equipment — 1.4%
Applied Materials Inc., Senior Notes	1.750%	6/1/30	2,100,000	1,752,408
Broadcom Inc., Senior Notes	4.150%	11/15/30	709,000	663,517
Broadcom Inc., Senior Notes	3.137%	11/15/35	1,180,000	937,132	(a)
Broadcom Inc., Senior Notes	3.187%	11/15/36	90,000	70,591	(a)

See Notes to Financial Statements.

24	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Semiconductors & Semiconductor Equipment — continued
Broadcom Inc., Senior Notes	4.926%	5/15/37	$959,000	$894,058	(a)
Intel Corp., Senior Notes	4.750%	3/25/50	1,950,000	1,739,193
Intel Corp., Senior Notes	3.050%	8/12/51	820,000	543,172
KLA Corp., Senior Notes	4.650%	7/15/32	500,000	487,667
NVIDIA Corp., Senior Notes	3.500%	4/1/50	3,360,000	2,637,082
NVIDIA Corp., Senior Notes	3.700%	4/1/60	2,150,000	1,690,033
Texas Instruments Inc., Senior Notes	3.650%	8/16/32	2,650,000	2,436,245
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	700,000	643,876
TSMC Arizona Corp., Senior Notes	2.500%	10/25/31	2,880,000	2,440,741
Total Semiconductors & Semiconductor Equipment				16,935,715
Software — 1.2%
Oracle Corp., Senior Notes	1.650%	3/25/26	5,490,000	5,100,631
Oracle Corp., Senior Notes	2.950%	4/1/30	400,000	354,969
Oracle Corp., Senior Notes	3.250%	5/15/30	5,490,000	4,925,851
Workday Inc., Senior Notes	3.700%	4/1/29	3,697,000	3,458,783
Total Software				13,840,234
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	3.950%	8/8/52	3,864,000	3,220,475
Total Information Technology				33,996,424
Materials — 3.8%
Chemicals — 0.1%
OCP SA, Senior Notes	4.500%	10/22/25	720,000	702,678	(a)
Metals & Mining — 2.6%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	280,000	276,550	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	3,600,000	3,431,757	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	6,750,000	6,860,528
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,000,000	1,024,874
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	5,540,000	5,163,784
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	490,000	489,802	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	9,380,000	8,824,903
Teck Resources Ltd., Senior Notes	3.900%	7/15/30	870,000	793,702
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,639,000	2,818,806
Total Metals & Mining				29,684,706
Paper & Forest Products — 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	5.500%	4/30/49	7,500,000	6,339,888	(a)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	25

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — continued
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	$3,880,000	$3,880,061
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	3,000,000	2,626,671
Total Paper & Forest Products				12,846,620
Total Materials				43,234,004
Real Estate — 0.2%
Retail REITs — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	1,910,000	1,883,777	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	4.750%	9/17/44	400,000	280,688	(a)
Total Real Estate				2,164,465
Utilities — 4.7%
Electric Utilities — 4.7%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	2,400,000	1,972,347	(a)
Duke Energy Indiana LLC, First Mortgage Bonds	3.250%	10/1/49	700,000	485,051
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	9,960,000	9,470,103
FirstEnergy Corp., Senior Notes	5.100%	7/15/47	13,220,000	11,404,243
MidAmerican Energy Co., First Mortgage Bonds	3.950%	8/1/47	3,751,000	3,011,534
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	1,610,000	1,442,727
Pacific Gas and Electric Co., First Mortgage Bonds	3.500%	8/1/50	580,000	391,029
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	5.250%	5/15/47	8,000,000	7,012,240	(c)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	6.250%	1/25/49	5,000,000	4,911,775	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.875%	7/17/49	4,450,000	3,636,186	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.375%	2/5/50	5,500,000	4,189,956	(a)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Senior Notes	4.000%	6/30/50	8,660,000	6,160,444	(a)
Total Utilities				54,087,635
Total Corporate Bonds & Notes (Cost — $978,032,839)				928,682,569
Asset-Backed Securities — 8.0%
AB BSL CLO Ltd., 2023-4A A (3 mo. Term SOFR + 2.000%)	7.318%	4/20/36	1,000,000	1,010,167	(a)(b)

See Notes to Financial Statements.

26	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ares Loan Funding Ltd., 2023-ALF4A A1 (3 mo. Term SOFR + 1.750%)	7.097%	10/15/36	$2,360,000	$2,382,272	(a)(b)
Ballyrock CLO Ltd., 2018-1A A1 (3 mo. Term SOFR + 1.262%)	6.579%	4/20/31	1,798,951	1,798,232	(a)(b)
Benefit Street Partners CLO Ltd., 2014-IVA ARRR (3 mo. Term SOFR + 1.442%)	6.759%	1/20/32	1,000,000	998,600	(a)(b)(d)
Birch Grove CLO Ltd., 2023-7A A1 (3 mo. Term SOFR + 1.800%)	7.177%	10/20/36	1,735,000	1,747,131	(a)(b)
Birch Grove CLO Ltd., 2024-8A A1 (3 mo. Term SOFR + 1.630%)	6.964%	4/20/37	4,840,000	4,840,000	(a)(b)(e)
BlueMountain CLO Ltd., 2015-3A A1R (3 mo. Term SOFR + 1.262%)	6.579%	4/20/31	2,585,545	2,590,070	(a)(b)
BlueMountain CLO Ltd., 2021-28A A (3 mo. Term SOFR + 1.522%)	6.836%	4/15/34	9,440,000	9,430,558	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2013-4A CRR (3 mo. Term SOFR + 2.012%)	7.326%	1/15/31	500,000	497,423	(a)(b)
Carlyle Global Market Strategies CLO Ltd., 2014-3RA A1A (3 mo. Term SOFR + 1.312%)	6.631%	7/27/31	1,708,683	1,710,221	(a)(b)
Catskill Park CLO Ltd., 2017-1A A2 (3 mo. Term SOFR + 1.962%)	7.279%	4/20/29	3,000,000	3,012,697	(a)(b)
CIFC Funding Ltd., 2017-1A ARR (3 mo. Term SOFR + 1.550%)	6.830%	4/21/37	1,320,000	1,320,000	(a)(b)
Elmwood CLO Ltd., 2019-1A A1RR (3 mo. Term SOFR + 1.520%)	6.831%	4/20/37	9,100,000	9,137,989	(a)(b)
Empower CLO Ltd., 2024-1A A1 (3 mo. Term SOFR + 1.600%)	6.934%	4/25/37	5,100,000	5,100,000	(a)(b)(e)
GoldenTree Loan Opportunities Ltd., 2014-9A AR2 (3 mo. Term SOFR + 1.372%)	6.691%	10/29/29	155,130	155,286	(a)(b)
Golub Capital Partners CLO Ltd., 2023-66A A (3 mo. Term SOFR + 1.950%)	7.275%	4/25/36	1,580,000	1,592,645	(a)(b)
Halsey Point CLO Ltd., 2020-3A A1A (3 mo. Term SOFR + 1.712%)	7.029%	11/30/32	700,000	700,700	(a)(b)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	1,398,073	1,176,336	(a)
KKR CLO Ltd., 32A A1 (3 mo. Term SOFR + 1.582%)	6.896%	1/15/32	870,000	872,774	(a)(b)
Myers Park CLO Ltd., 2018-1A B1 (3 mo. Term SOFR + 1.862%)	7.179%	10/20/30	2,680,000	2,689,768	(a)(b)
Oaktree CLO Ltd., 2024-25A A (3 mo. Term SOFR + 1.550%)	6.854%	4/20/37	10,280,000	10,280,000	(a)(b)

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	27

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ocean Trails CLO, 2020-10A AR (3 mo. Term SOFR + 1.482%)	6.796%	10/15/34	$3,085,000	$3,083,457	(a)(b)
Octagon Investment Partners Ltd., 2014-1A AAR3 (3 mo. Term SOFR + 1.262%)	6.568%	2/14/31	9,000,000	9,006,300	(a)(b)
Owl Rock CLO Ltd., 2020-3A A1L (3 mo. Term SOFR + 2.062%)	7.379%	4/20/32	2,000,000	2,007,123	(a)(b)
Palmer Square CLO Ltd., 2022-5A A (3 mo. Term SOFR + 2.000%)	7.318%	10/20/35	1,000,000	1,007,747	(a)(b)
Rad CLO Ltd., 2023-22A A1 (3 mo. Term SOFR + 1.830%)	7.202%	1/20/37	5,000,000	5,041,612	(a)(b)
Symphony CLO Ltd., 2023-40A A1 (3 mo. Term SOFR + 1.640%)	6.984%	1/14/34	2,080,000	2,094,744	(a)(b)
Trinitas CLO Ltd., 2023-25A A1 (3 mo. Term SOFR + 1.850%)	7.181%	1/23/37	1,810,000	1,825,736	(a)(b)
Voya CLO Ltd., 2017-3A A1R (3 mo. Term SOFR + 1.302%)	6.619%	4/20/34	1,530,000	1,527,858	(a)(b)
Whitebox CLO Ltd., 2019-1A ANAR (3 mo. Term SOFR + 1.392%)	6.710%	7/24/32	1,860,000	1,866,022	(a)(b)
Whitebox CLO Ltd., 2020-2A A1R (3 mo. Term SOFR + 1.482%)	6.800%	10/24/34	1,750,000	1,754,748	(a)(b)
Total Asset-Backed Securities (Cost — $92,226,429)				92,258,216
Sovereign Bonds — 6.8%
Colombia — 2.4%
Colombia Government International Bond, Senior Notes	5.000%	6/15/45	38,670,000	27,825,541
Israel — 0.5%
Israel Government International Bond, Senior Notes	4.125%	1/17/48	7,060,000	5,533,557
Kazakhstan — 0.4%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	4,290,000	4,029,833	(a)
Mexico — 3.5%
Mexico Government International Bond, Senior Notes	4.400%	2/12/52	53,510,000	40,405,559
Total Sovereign Bonds (Cost — $70,432,382)				77,794,490
U.S. Government & Agency Obligations — 1.0%
U.S. Government Obligations — 1.0%
U.S. Treasury Bonds	4.375%	8/15/43	250,000	244,844
U.S. Treasury Bonds	3.000%	2/15/48	1,020,000	792,930	(f)
U.S. Treasury Bonds	1.375%	8/15/50	10,000	5,252

See Notes to Financial Statements.

28	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	1.625%	11/15/50	$230,000	$129,231
U.S. Treasury Bonds	3.000%	8/15/52	140,000	108,265
U.S. Treasury Bonds	4.000%	11/15/52	10,000	9,366
U.S. Treasury Bonds	3.625%	5/15/53	1,730,000	1,514,054
U.S. Treasury Bonds	4.125%	8/15/53	6,000,000	5,745,938
U.S. Treasury Notes	4.375%	8/31/28	70,000	70,235
U.S. Treasury Notes	4.500%	9/30/28	1,310,000	1,327,910
U.S. Treasury Notes	3.750%	12/31/28	200,000	195,484
U.S. Treasury Notes	4.000%	1/31/29	450,000	444,867
U.S. Treasury Notes	3.500%	2/15/33	440,000	415,130
U.S. Treasury Notes	3.875%	8/15/33	20,000	19,408
Total U.S. Government & Agency Obligations (Cost — $11,205,834)				11,022,914
Total Investments before Short-Term Investments (Cost — $1,151,897,484)				1,109,758,189

			Shares
Short-Term Investments — 0.3%
BNY Mellon Cash Reserve Fund (Cost — $3,711,432)	2.250%		3,711,432	3,711,432	(g)
Total Investments — 97.1% (Cost — $1,155,608,916)				1,113,469,621
Other Assets in Excess of Liabilities — 2.9%				33,462,169
Total Net Assets — 100.0%				$1,146,931,790

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 29, 2024, the total market value of investments in Affiliated Companies was $998,600 and the cost was $1,000,000 (Note 6).

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(g)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	29

Schedule of investments (cont’d)

February 29, 2024

Western Asset SMASh Series C Fund

Abbreviation(s) used in this schedule:

CDO	— Collateralized Debt Obligation

CLO	— Collateralized Loan Obligation

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At February 29, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	604	6/24	$123,728,908	$123,669,000	$(59,908)
U.S. Treasury Long-Term Bonds	1,668	6/24	197,419,771	198,909,000	1,489,229
U.S. Treasury Ultra 10-Year Notes	47	6/24	5,346,378	5,366,078	19,700
					1,449,021
Contracts to Sell:
U.S. Treasury 5-Year Notes	330	6/24	35,206,461	35,279,062	(72,601)
U.S. Treasury 10-Year Notes	2,374	6/24	261,653,157	262,178,625	(525,468)
U.S. Treasury Ultra Long- Term Bonds	236	6/24	29,970,879	30,178,500	(207,621)
					(805,690)
Net unrealized appreciation on open futures contracts					$643,331

At February 29, 2024, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.41 Index	$1,160,158,100	12/20/28	1.000% quarterly	$23,939,125	$14,063,002	$9,876,123

See Notes to Financial Statements.

30	Western Asset SMASh Series C Fund 2024 Annual Report

Western Asset SMASh Series C Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	31

Statement of assets and liabilities

February 29, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $1,154,608,916)	$1,112,471,021
Investments in affiliated securities, at value (Cost — $1,000,000)	998,600
Deposits with brokers for centrally cleared swap contracts	25,498,479
Interest receivable from unaffiliated investments	13,737,731
Deposits with brokers for open futures contracts	3,341,881
Receivable for Fund shares sold	938,357
Receivable from brokers — net variation margin on centrally cleared swap contracts	493,577
Receivable from brokers — net variation margin on open futures contracts	426,736
Receivable from investment manager	20,462
Interest receivable from affiliated investments	7,323
Prepaid expenses	1,955
Total Assets	1,157,936,122

Liabilities:
Payable for securities purchased	9,940,000
Payable for Fund shares repurchased	955,418
Trustees’ fees payable	4,440
Accrued expenses	104,474
Total Liabilities	11,004,332
Total Net Assets	$1,146,931,790

Net Assets:
Par value (Note 5)	$1,252
Paid-in capital in excess of par value	1,204,267,712
Total distributable earnings (loss)	(57,337,174)
Total Net Assets	$1,146,931,790

Shares Outstanding	125,193,319

Net Asset Value	$9.16

See Notes to Financial Statements.

32	Western Asset SMASh Series C Fund 2024 Annual Report

Statement of operations

For the Year Ended February 29, 2024

Investment Income:
Interest from unaffiliated investments	$59,489,015
Interest from affiliated investments	67,095
Total Investment Income	59,556,110

Expenses:
Fund accounting fees	77,730
Registration fees	39,875
Legal fees	39,470
Audit and tax fees	38,194
Trustees’ fees	27,561
Transfer agent fees (Note 2)	20,783
Shareholder reports	18,381
Commodity pool reports	12,000
Commitment fees (Note 7)	11,129
Custody fees	4,838
Interest expense	464
Miscellaneous expenses	11,135
Total Expenses	301,560
Less: Fee waivers and/or expense reimbursements (Note 2)	(301,560)
Net Expenses	—
Net Investment Income	59,556,110

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(4,052,669)
Futures contracts	868,272
Swap contracts	30,267,772
Net Realized Gain	27,083,375
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	16,819,027
Investments in affiliated securities	6,212
Futures contracts	858,350
Swap contracts	(3,619,108)
Change in Net Unrealized Appreciation (Depreciation)	14,064,481
Net Gain on Investments, Futures Contracts and Swap Contracts	41,147,856
Increase in Net Assets From Operations	$100,703,966

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	33

Statements of changes in net assets

For the Year Ended February 29, 2024 and the Year Ended February 28, 2023	2024	2023

Operations:
Net investment income	$59,556,110	$58,330,390
Net realized gain (loss)	27,083,375	(25,730,662)
Change in net unrealized appreciation (depreciation)	14,064,481	(6,709,914)
Increase in Net Assets From Operations	100,703,966	25,889,814

Distributions to Shareholders From (Note 1):
Total distributable earnings	(71,288,203)	(68,729,394)
Decrease in Net Assets From Distributions to Shareholders	(71,288,203)	(68,729,394)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	257,797,736	275,987,628
Cost of shares repurchased	(354,238,403)	(759,354,484)
Decrease in Net Assets From Fund Share Transactions	(96,440,667)	(483,366,856)
Decrease in Net Assets	(67,024,904)	(526,206,436)

Net Assets:
Beginning of year	1,213,956,694	1,740,163,130
End of year	$1,146,931,790	$1,213,956,694

See Notes to Financial Statements.

34	Western Asset SMASh Series C Fund 2024 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2024[1,2]	2023[1]	2022[1]	2021[1]	2020[1,2]

Net asset value, beginning of year	$8.92	$9.10	$9.68	$9.66	$9.30

Income (loss) from operations:
Net investment income	0.45	0.37	0.29	0.26	0.37
Net realized and unrealized gain (loss)	0.33	(0.10)	(0.51)	0.11	0.40
Total income (loss) from operations	0.78	0.27	(0.22)	0.37	0.77

Less distributions from:
Net investment income	(0.54)	(0.45)	(0.36)	(0.35)	(0.41)
Total distributions	(0.54)	(0.45)	(0.36)	(0.35)	(0.41)

Net asset value, end of year	$9.16	$8.92	$9.10	$9.68	$9.66
Total return[3]	9.07%	3.09%	(2.43)%	3.98%	8.36%

Net assets, end of year (millions)	$1,147	$1,214	$1,740	$1,912	$1,244

Ratios to average net assets:
Gross expenses[4]	0.03%	0.02%	0.02%	0.03%	0.03%
Net expenses[5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	5.04	4.20	3.04	2.80	3.81

Portfolio turnover rate	7%	44%	12%	13%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset SMASh Series C Fund 2024 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of FTFA. FTFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are

36	Western Asset SMASh Series C Fund 2024 Annual Report

deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Western Asset SMASh Series C Fund 2024 Annual Report	37

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$928,682,569	—	$928,682,569
Asset-Backed Securities	—	92,258,216	—	92,258,216
Sovereign Bonds	—	77,794,490	—	77,794,490
U.S. Government & Agency
Obligations	—	11,022,914	—	11,022,914
Total Long-Term Investments	—	1,109,758,189	—	1,109,758,189
Short-Term Investments†	—	3,711,432	—	3,711,432
Total Investments	—	$1,113,469,621	—	$1,113,469,621
Other Financial Instruments:
Futures Contracts††	$1,508,929	—	—	$1,508,929
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	$9,876,123	—	9,876,123
Total Other Financial Instruments	$1,508,929	$9,876,123	—	$11,385,052
Total	$1,508,929	$1,123,345,744	—	$1,124,854,673

38	Western Asset SMASh Series C Fund 2024 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$865,598	—	—	$865,598

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of

Western Asset SMASh Series C Fund 2024 Annual Report	39

Notes to financial statements (cont’d)

Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 29, 2024, the total notional value of all credit default swaps to sell protection was $1,160,158,100. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 29, 2024, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

40	Western Asset SMASh Series C Fund 2024 Annual Report

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Western Asset SMASh Series C Fund 2024 Annual Report	41

Notes to financial statements (cont’d)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

42	Western Asset SMASh Series C Fund 2024 Annual Report

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset SMASh Series C Fund 2024 Annual Report	43

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 29, 2024, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

44	Western Asset SMASh Series C Fund 2024 Annual Report

(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(2,005,895)	$2,005,895

(a)	Reclassifications are due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

FTFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA and the subadvisers do not charge investment management fees to the Fund.

However, the Fund is an integral part of the separately managed account program, and FTFA and the subadvisers will be compensated directly or indirectly by separately managed

Western Asset SMASh Series C Fund 2024 Annual Report	45

Notes to financial statements (cont’d)

account program sponsors. FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

FTFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which FTFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent.

During the year ended February 29, 2024, fees waived and/or expenses reimbursed amounted to $301,560.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. The Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred. For the year ended February 29, 2024, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $3,433 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$63,361,386	$13,827,813
Sales	94,019,747	8,149,110

46	Western Asset SMASh Series C Fund 2024 Annual Report

At February 29, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,162,329,954	$35,038,404	$(83,898,737)	$(48,860,333)
Futures contracts	—	1,508,929	(865,598)	643,331
Swap contracts	14,063,002	9,876,123	—	9,876,123

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2024.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$1,508,929	—	$1,508,929
Centrally cleared swap contracts[3]	—	$9,876,123	9,876,123
Total	$1,508,929	$9,876,123	$11,385,052

LIABILITY DERIVATIVES[1]
			Interest Rate Risk
Futures contracts[2]			$865,598

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset SMASh Series C Fund 2024 Annual Report	47

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$868,272	—	$868,272
Swap contracts	—	$30,267,772	30,267,772
Total	$868,272	$30,267,772	$31,136,044

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$858,350	—	$858,350
Swap contracts	—	$(3,619,108)	(3,619,108)
Total	$858,350	$(3,619,108)	$(2,760,758)

During the year ended February 29, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$320,710,006
Futures contracts (to sell)	343,659,115

Average Notional Balance
Credit default swap contracts (sell protection)	$1,201,213,431

5. Shares of beneficial interest

At February 29, 2024, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 29, 2024	Year Ended February 28, 2023
Shares sold	28,637,977	30,988,681
Shares repurchased	(39,542,929)	(86,177,663)
Net decrease	(10,904,952)	(55,188,982)

6. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership

48	Western Asset SMASh Series C Fund 2024 Annual Report

or control with the Fund. The Fund invested in securities issued by Benefit Street Partners, a wholly-owned subsidiary of Franklin Resources. The following company was considered an affiliated company for all or some portion of the year ended February 29, 2024. The following transactions were effected in such company for the year ended February 29, 2024.

	Affiliate Value at February 28, 2023	Purchased		Sold
		Cost	Shares/ Face amount	Proceeds	Shares/ Face amount
Benefit Street Partners CLO Ltd., 2014-IVA ARRR	$992,388	—	—	—	—
(cont’d)	Realized Gain (Loss)		Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 29, 2024
Benefit Street Partners CLO Ltd., 2014-IVA ARRR	—		$67,095	$6,212	$998,600

7. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 29, 2024.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$71,288,203	$68,729,394

Western Asset SMASh Series C Fund 2024 Annual Report	49

Notes to financial statements (cont’d)

As of February 29, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,423,874
Deferred capital losses*	(22,598,273)
Other book/tax temporary differences(a)	(821,896)
Unrealized appreciation (depreciation)(b)	(38,340,879)
Total distributable earnings (loss) — net	$(57,337,174)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

50	Western Asset SMASh Series C Fund 2024 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series C Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series C Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2024 and the financial highlights for each of the five years in the period ended February 29, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series C Fund 2024 Annual Report	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series C Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1998

Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	None

52	Western Asset SMASh Series C Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[3]

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian

Year of birth	1951

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

William E.B. Siart

Year of birth	1946

Position(s) with Fund	Trustee and Chairman of the Board

Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)

Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Western Asset SMASh Series C Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Jaynie Miller Studenmund

Year of birth	1954

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[4] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee	50

Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)

54	Western Asset SMASh Series C Fund

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962

Position(s) with Fund	Trustee, President and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2015

Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of funds in fund complex overseen by Trustee	Trustee of Franklin Templeton funds consisting of 123 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios

Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951

Position(s) with Fund	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949

Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2013

Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Western Asset SMASh Series C Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971

Position(s) with Fund	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962

Position(s) with Fund	Senior Vice President

Term of office[1] and length of time served[2]	Since 2020

Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974

Position(s) with Fund	Treasurer and Principal Financial Officer

Term of office[1] and length of time served[2]	Since 2019

Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

56	Western Asset SMASh Series C Fund

Additional Officers (cont’d)

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951

Position(s) with Fund	Senior Vice President

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); and Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex or the officer took such office.

[3]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Western Asset SMASh Series C Fund	57

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 29, 2024:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$36,997,973
Section 163(j) Interest Earned	§163(j)	$57,958,251
Interest Earned from Federal Obligations	Note (1)	$1,041,228

Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

58	Western Asset SMASh Series C Fund

Western Asset

SMASh Series C Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Western Asset SMASh Series C Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series C Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series C Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at https://www.franklintempleton.com/help/privacy-policy or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Legg Mason Funds

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

AMXX010549 4/24 SR24-4850

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial expert,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial expert. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2023 and February 29, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,262 in February 28, 2023 and $149,262 in February 29, 2024.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2023 and $0 in February 29, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $40,000 in February 28, 2023 and $40,000 in February 29, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2023 and $0 in February 29, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $350,359 in February 28, 2023 and $342,635 in February 29, 2024.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: April 23, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: April 23, 2024